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      SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

                   WARBURG PINCUS MAJOR FOREIGN MARKETS FUND

The following information supplements certain information contained in the fund's Prospectus and Statement of Additional Information.

Nancy Nierman joins Harold E. Sharon as Co-Portfolio Manager of the fund. Ms. Nierman previously served as Associate Portfolio Manager of the fund. Vincent J. McBride and Todd Jacobson continue to serve as Associate Portfolio Managers of the fund. Harold W. Ehrlich no longer serves as Co-Portfolio Manager of the fund.

Dated: October 18, 2000                                            WPISF-16-1000